PLACEMENT AGENT AGREEMENT

        THIS AGREEMENT ("Agreement") is made as of the ___ day of October, 2000, by and between Staruni Corporation, a corporation organized under the laws of the state of California("Company"), and Capstone Partners, L.C., a Utah limited liability company, with its principal office location at 3475 Lenox Road, Suite 400, Atlanta, Georgia 30326 (the "Agent").

                                    RECITALS:

        WHEREAS, the Company proposes to issue and sell shares of its Common Stock, which are accompanied by a warrant or warrants to purchase a number of shares of Common Stock of the Company (together the "Securities") resulting in gross proceeds to the Company of a maximum of Two Million Dollars ($2,000,000), excluding Warrants, in an offering (the "Offering") not involving a public offering under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

        WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts" basis with respect to sales of Securities thereafter up to the Maximum Proceeds (as defined below), and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth.

                                     TERMS:

        NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

1. ENGAGEMENT OF AGENT. The Company on the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, hereby appoints the Agent as its exclusive placement agent for this Offering, to sell, on a "best efforts basis," a minimum dollar amount of Securities resulting in gross proceeds to the Company of a maximum dollar amount of Securities, excluding Warrants, resulting in gross proceeds to the Company of Two Million Dollars ($2,000,000) (the "Maximum Proceeds"). The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on the date of the executed Letter of Agreement, being August 22, 2000, and ending on the earlier of (i) the date that the Company receives the Investment Amount as defined in Section 1.16 of the Private Equity Line of Credit Agreement (the "Equity Line Agreement") hereinafter to be entered into by the Company and the investor named in the Equity Line Agreement (the "Investor"), (ii) on February 1, 2000, if the Initial Put Closing Date has not occurred by such date, which period may be extended by the consent of the Company and the Agent (the "Offering Period"), or (iii) June 30, 2001.



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2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

        2.1 Offering Documents. The Company (with the assistance of the Agent and Investor) has prepared the Equity Line Agreement, with certain exhibits thereto, which documents have been or will be delivered to one or more proposed Investors. In addition, all proposed Investors will have received or will receive prior to closing, copies of the Company's Annual Report on Form 10-KS for the year ended September 30, 19991999, and the Company's quarterly reports on Form 10-QSB for the quarters ended December 31, 1999, March 31, and June 30, 2000 ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities Exchange Act of 1934, as amended, (the "'34 Act") and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term "Offering Documents" refer to and mean the SEC Documents, the Equity Line Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

        2.2 Provision of Offering Documents. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D.

        2.3 Accuracy of Offering Documents. The Offering Documents, at the time of delivery to Investors for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the '34 Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents will contain all statements that are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        2.4 Duty to Amend. If during such period of time as in the reasonable opinion of the Agent, or its counsel, an Offering Document relating to this financing is required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances



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under which they were made,  not  misleading,  or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement (or of the amended or supplemented Offering Documents) which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents, not misleading in the light of the circumstances when delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the '34 Act and the applicable Rules Regulations.

        2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for continuing losses and changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

        2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, taken as a whole, there has not been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business.

        2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

        2.8 Incorporation and Standing. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of California and with full power and authority (corporate and other) to own its properties and conduct its business, present

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and  proposed,  as described in the Offering  Documents;  the Company,  has full power and authority to enter into and to perform this Agreement, and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

        2.9 Legality of Outstanding Securities. Prior to the Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

        2.10 Legality of Securities. The Securities when sold and delivered in accordance with the Offering Documents, and the Agent Securities (as defined in Section 3.4 below) when issued and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and the Securities and Agent Securities shall be duly and validly issued and outstanding, fully paid and non-assessable. The Common Stock into which any Securities are exercisable and the Common Stock into which any of Agent's Securities are exercisable, when issued upon exercise of any Securities or upon exercise of any of Agent's Securities, as applicable, shall be duly and validly issued and outstanding, fully paid and non-assessable.

        2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

        2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees (including the payment of attorney's fees incurred by Agent due to any claim by any such finder or originator) by any party who, in the reasonable opinion of Agent's counsel, has a legitimate claim for such compensation from the Company and for which person the Agent is not legally responsible. In the event of such claim, Agent shall properly notify Company thereof and the Company may, at its option and at its sole cost and expense, take over the defense of such a claim with counsel of its choice, reasonably satisfactory to Agent. Agent shall not settle any such claims or litigation arising hereunder without the prior written consent of the Company, which shall not be unreasonably withheld.

        2.13 Tax Returns. The Company has filed all federal and state and local tax returns which are required to be filed, and has paid all material taxes shown on such returns and on all assessments received by it to the extent such taxes have become due (except for taxes the amount of which the Company is contesting in good faith). All taxes with respect to which the Company is obligated have been paid, or adequate accruals have been set up to cover any such unpaid taxes.


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        2.14  Authority.  The  execution  and  delivery  by the  Company of this
Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company except
as   enforcement   may  be  limited  by   applicable   bankruptcy,   insolvency,
reorganization, moratorium and other similar laws, by principles governing enforcement of equitable remedies and, with respect to indemnification against liabilities under the Act, matters of public policy.

        2.15 Actions by the  Company.  The Company will not take any action that
will  impair  the  effectiveness  of  the  transactions   contemplated  by  this
Agreement.

3.      ISSUE, SALE AND DELIVERY OF THE SECURITIES.

        3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Equity Line Agreement, (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and the Agent Securities (described in
Section 3.4 below), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Agent Securities shall be delivered at the Initial Put Closing Date and at each subsequent Put Closing (as defined in the Equity Line Agreement).

        3.2 Escrow of Funds. Pursuant to a separate form of escrow agreement to be entered into by and between the Company, the Investor and the escrow agent, as defined in the Equity Line Agreement ("Escrow Agreement" and "Escrow Agent" respectively), the Investor shall place all funds for purchase of Securities in an escrow account set up on behalf of the Company. Pursuant to the Escrow Agreement, the Investor shall place all funds for purchase of Securities with respect to any Put into such escrow account set up on behalf of the Company, and the Company shall place all certificates for the Securities subject to any Put into such escrow account for the benefit of the Investor. With respect to any Put Closing, at such time as the Investor has delivered to the Escrow Agent any necessary Closing documents, the Investor has been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the Investor.

        3.3 Closing Date. The Initial Put Closing Date shall take place at the offices of Escrow Agent on the Initial Put Closing Date as specified in the Equity Line Agreement. Any subsequent Put Closings shall take place at the offices of the Escrow Agent on each Put Closing Date as specified in the Equity Line Agreement. The Initial Put Closing Date and any subsequent Put Closing Dates shall be referred to herein as the "Closing Date."

        3.4 Agent's Compensation. The Company shall pay the Agent the amounts pursuant to Section 3.4.1 and 3.4.2 herein, which shall be the full amount payable to the Agent for its services, as fees and expenses, in connection with this Offering.




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                3.4.1 Cash Placement Fee. Based upon the total aggregate  amount of the Equity Line Agreement funds received by the Company and which is placed in this Offering, the Agent shall be paid:

                      (a) a cash placement fee ("Cash Placement Fee") equal to seven percent (7%) of the purchase price of any and all Securities placed up to the aggregate purchase price of two million dollars ($2,000,000) of Securities placed, which shall equal a total of one-hundred and forty thousand dollars ($140,000) for the two million dollars ($2,000,000) of Securities placed;

                      (b) a non-accountable expense allowance equal to one percent (1%) of the purchase price of any and all Securities placed up to the aggregate purchase price of the two million dollars ($2,000,0000) of Securities placed, which covers legal and due diligence expenses of the placement (the "Non-Accountable Expense Allowance," together with the Cash Placement Fee; and

                      (c) an amount of securities (the "Agent Securities") equal to (i) three percent (3%) of all Common Stock issued to the Investor (the "Agent Common Stock") and (ii) three percent (3%) of all warrants issued to the Investor (the "Agent Warrants"), subject to adjustment as specified in Section
3.5 below. The Agent Warrants and the Agent Common Stock to be received by the Agent shall be issued to Agent on the same terms and conditions as those issued to the Investor pursuant to the Equity Line Agreement, including the provisions contained in Section 6.1 of the Equity Line Agreement with respect to certain registration rights covering the put shares and warrants shares to be received by the Investor.

        3.5 Payment of Fees. The Escrow Agent shall be instructed to pay all Cash Fees and to deliver all Agent Securities pursuant to Section 3.4 of this Agreement, directly to the Agent from the proceeds of the Initial Put Closing Date and all subsequent Put Closings, simultaneous with the transfer of proceeds to the Company.

        3.6 Press Release. The Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

4.      OFFERING OF THE SECURITIES ON BEHALF OF THE COMPANY.

        4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the final Company approved Offering Documents to Agent (or notification by Company or its Counsel the latest version of any Offering Documents on Agent's computer system is acceptable for faxing to the Investor).

        4.2 The Agent will only make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that Agent reasonably believes are "accredited investors" as defined Regulation D.

5.      RIGHT OF FIRST REFUSAL.

        The Company hereby grants Agent rights of first refusal as follows:


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        5.1 The Agent has the night of first  refusal to act as placement  agent for any future private financings of the Company under which the Company issues or sells, or agrees to issue or sell, for cash (a) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (b) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering or otherwise, excluding joint ventures, mergers, acquisitions, or similar transactions; provided, however, that the Agent has the right of first refusal to act as placement agent for any future private financings between the Company and the Investor pursuant to the Equity Line Agreement, whether equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, excluding joint ventures, mergers, acquisitions, or similar transactions. The duration of the Agent's right of first refusal under this Section 5.1 shall be for a period of two (2) years following the Initial Put Closing Date.

        5.2 In the event that the Company wishes to undertake a transaction described in this Section 5, the Company must send Agent a written notice generally describing the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party), in sufficient specificity to allow the Agent to understand the proposed transaction clearly. This notice, which may be delivered by facsimile or email transmission, must be delivered to Agent at least twenty (20) days prior to the proposed closing of the transaction. The Agent shall have fifteen (15) days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. The Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If the Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction; provided, however, that if prior to any Closing in the proposed transaction the terms of the transaction are changed in any material way from the terms set forth in the notice to the Agent, the Agent's right of first refusal shall commence again. Agent's waiver of its rights of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to future transactions within the applicable time period.

        5.3 In the event that Company breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation based upon the aggregate purchase price of securities placed in such transaction in an amount calculated pursuant to Section 3.4 hereof, excluding, however, all amounts designated as Non-Accountable Expense Allowances.



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6.      COVENANTS OF THE COMPANY.

        The Company covenants and agrees with the Agent that:

        6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

        6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering documents as herein provided; provided, however, that the Company shall not be responsible for the direct payment of fees and costs incurred by Agent, including attorney's fees of or any costs incurred by the Agent's counsel.

        6.3 As a condition precedent to the Initial Put Closing Date, the Company will deliver to the Agent a true and correct copy of all documents requested by Agent included in Agent's due diligence request, including but not limited to the Certificate of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, certified by the Secretary of State of the State of California.

        6.4 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

        6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities of the State of California and filings required by the laws of the jurisdictions in which the Investor who is accepted for purchase of Securities are located, if any.


7. NON-CIRCUMVENTION & CONFIDENTIALITY OF PROPRIETARY AGENT INFORMATION.

        7.1 Non-Circumvention. The investor(s) who participate in the Offering and the other investor(s) who are listed on the schedule attached hereto as Exhibit B shall be considered, for purposes of this Agreement, the property of Agent. The Company on behalf of itself, its parent or its subsidiaries (collectively hereinafter referred to as "Company") agree not to circumvent,


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



directly or indirectly, Agent's relationship with these investor(s), their parents or any of the investor(s') subsidiaries or affiliates (collectively hereinafter referred to as "Investor") and Company will not directly or indirectly contact or negotiate with the Investor regarding an investment in the Company, or any other company, and will not enter into any agreement or transaction with Investor, or disclose the names of Investor, except as such disclosure may be required by any law, rule, regulation, regulatory body, court or administrative agency, for a period of time beginning on the date hereof and ending on the date that is two (2) years after the Initial Put Closing Date without the prior written approval of Agent; provided, however, that notwithstanding the above, nothing contained in this Agreement shall prevent Company from directly or indirectly, selling securities to the Investor through a public offering or from, directly or indirectly, contacting or negotiating with the Investor in satisfaction of Company's obligations under the Equity Line Agreements entered into in connection herewith. In the event that the Company, with the Agent's advance written permission accepts an investment (a "Subsequent Investment") from an Investor or Investors (other than in a public offering) in a placement being arranged without an agent or through an agent other than the Agent during the period beginning on the date hereof and terminating on the second (2nd) anniversary of the Initial Put Closing Date as described in the Equity Line Agreement, the Company agrees to pay to the Agent a fee equal to six percent(6%) of all amounts invested by such Investor(s). In the event that the Company accepts a Subsequent Investment without the Agent's advance written permission, the Company agrees to pay to the Agent a fee equal to eight percent (8%) of all amounts invested by such Investor(s).

        7.2 Specific Performance and Attorney's Fees. The Company acknowledges and agrees that, if it breaches its obligations under Sections 7.1, damages at law will be an insufficient remedy to Agent and that Agent would suffer irreparable damage as a result of such violation. Accordingly, it is agreed that Agent shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief against the breaching party to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Agent. The Company agrees to pay to Agent (severally and not jointly) all costs and expenses incurred by Agent relating to the enforcement of the terms of Sections 7.1 hereof due to its own actions, whether by injunction, a suit for damages or both, including reasonable fees and disbursements of counsel (both at trial and in appellate proceedings).

8.      INDEMNIFICATION.

        8.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the '34 Act or any other statute or at common law and for any reasonable legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon (i) the Company's breach of its obligations under the Equity Line Agreement to deliver shares of Common Stock to a Investor upon submission by Investor of the required documentation, or (ii) any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in

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any state or jurisdiction in order to qualify the Securities  under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be, or (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement, provided, however, that the indemnity agreement contained in this
Section 8.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company (but no such settlement may be made without the Company's prior written consent, which consent shall not be unreasonably withheld), nor shall it apply to the
Agent's  Indemnitees  in  respect  to  any  such  losses,   claims,  damages  or
liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnify agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnify may be sought from the Company under this Section 8.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 8.1, except with respect to any failure which irreparably prejudices the Company or causes an event of adjudication materially adverse to the Company. The Company shall not be relieved from any other liability which it may have to the Agent's Indemnitees, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and to permit the Agent's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

        8.2 With the exception provided below as to limitations of indemnity, the Agent agrees, in the same manner and to the same extent as set forth in
Section 8.1 above, to indemnify and hold harmless the Company, and the Company's and Company's directors, officers, employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any



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application or other document filed by the Company in any state or  jurisdiction in order for the Company to qualify, the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 2.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent in a document executed by Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, and any documents filed with public or governmental authorities or agencies, and any public press releases or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to have notice as set forth in Section 8.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same night to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably
satisfactory  to  the  Company.   The  Agent  agrees  to  notify  the  Company's
Indemnitees, at their request, and to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and appraise them of all the developments therein, all at the Agent's expense. As to Damages, Company recognizes that since it is receiving the net proceeds of the monies generated by this placement, that indemnity, if any, to be paid by the Placement Agent to the Company shall be strictly limited to the Placement Agent's Cash
Fee,   inclusive  of  attorney  fees  and  costs  of  arbitration  and/or  court proceedings.

9.      LIQUIDATION DAMAGES.

        Company and Agent both acknowledge that it would be extremely impractical and difficult to ascertain the actual damages to be suffered by Company if Agent is found by an arbitrator or a court of competent jurisdiction to have breached any of the representations, warranties and covenants contained in Section 13 of this Agreement. Accordingly, should a breach of the representations of Section 13 be proven and Agent found liable for said breach, Company and Agent hereby agree that the damages shall be limited to an amount equal to the Cash Placement Fee received by Agent pursuant to Section 3.4 of this Agreement plus the return to the Company of the Agent Securities received by Agent pursuant to Section 3.4 of this Agreement (or, to the extent that the Agent Securities have already been sold by Agent, the value, as defined below, of the Agent Securities), inclusive of all attorney's fees and cost of court. For purposes hereof, the value of the Agent Common Stock shall be deemed to equal the lesser of (i) the aggregate Share Price of any Agent Common Stock issued to Agent or (ii) the market value of such Agent Common Stock on the date that such shares were sold by Agent, and in either case, the Agent may return such Agent Common Stock to the Company in lieu of any payment, as to the value of such Agent Securities, for damages pursuant to this section. For purposes


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hereof,  the value of each Warrant  issued to Agent which has been  exercised by
Agent shall be the difference of (i) the market value of the Common Stock received upon such exercise on the date that such shares were sold by Agent, minus (ii) the Exercise Price of such Warrant. This provision is not to be construed as a penalty, but as full liquidated damages under Georgia law.

10.     EFFECTIVENESS OF AGREEMENT.

        This Agreement shall become effective (i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever occurs first. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective.

11.     CONDITIONS OF THE AGENT'S OBLIGATIONS.

        The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

        11.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

        11.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

        11.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

        11.4 Except as set forth in the Offering Documents , during the time period between the date hereof and the Initial Put Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely effect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

        11.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Initial Put Closing Date, the Company (i) shall have conducted its business in all material respects in the usual and ordinary manner as the same is being conducted as of


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the date hereof and (ii) except in the ordinary course of business,  the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents except for reductions for matters discussed in the Equity Line Agreements and without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

        11.6 The authorization of the Securities by the Company and all proceedings and other legal matters hereto and to this Agreement shall be reasonably satisfactory in all material respects matters to the Agent or counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

        11.7 The Company shall have furnished to the Investor, with a true and correct copy to the Agent, the opinion, dated the Closing Date, addressed to the Investor, from counsel to the Company, as required by the Equity Line Agreement in substantially the form attached to the Equity Line Agreement as an exhibit.

        11.8 The Company shall have furnished to the Agent a due diligence certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) the Company has carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of its knowledge, all statements contained in the Offering Documents, and any amendments and supplements thereto, are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any material adverse change, financial and otherwise, in the affairs of condition of the Company, and (b) except as disclosed in the Offering Documents, the Company has not incurred any material liabilities, direct or contingent or entered into any material transactions, otherwise than in the ordinary course of business; and

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             (iii) the  Company  has  provided  true and  correct  copies of all documents in its possession or which it could obtain that were requested by Agent pursuant to any due diligence inquiry.

12.     TERMINATION.

        12.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the material terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing. However, if any material breach by the Company can be cured within ten (10) business days, Agent shall provide the Company such reasonable period to cure.

        12.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have materially failed or been materially unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing. However, if any material breach by Agent can be cured within ten (10) business days, Company shall provide Agent such ten (10) business days to cure.

        12.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, (ii) a war or other national calamity shall have occurred, or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

        12.4 Any termination of this Agreement pursuant to this Section 12 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3 ; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 8.1 in the case of the Company and
Section 8.2 in the case of the Agent.

13.     AGENT'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

        The Agent represents and warrants to and agrees with the Company that:


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        13.1 The Placement Agent is a limited  liability  company duly organized and existing under the laws of the state of Utah. The Placement Agent is a licensed NASD broker-dealer, and a member of SIPC.

        13.2 There is not now pending or threatened or to the Agent's knowledge, contemplated against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

        13.3 In the  event any  action or  proceeding  of the type  referred  to
Section 13.2 above shall in be instituted or threatened against the Agent at any time prior to the Closing Date or, in the event there shall be filed by or against the Agent in any court, pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Agent makes an assignment for the benefit of creditors, the Company shall have the right, on three (3) days' written notice to the Agent, to terminate this Agreement without any liability to the Agent of any kind, except for the payment of all expenses provided herein.

        13.4 Agent understands and acknowledges that prior to issuance, the Equity Line Agreement is not being registered under the Act, and that the Offering and sale of the Equity Line Agreement is to be conducted pursuant to Regulation D under the Securities Act of 1933, as amended, (the "Act"). Accordingly, in conducting its activities under this Agreement.

             (a) Agent has not offered or placed and will not offer or place the Equity Line Agreement or the Securities that may issue therefrom to any investor which Agent does not have reasonable grounds to believe, or does not believe, is an "Accredited Investor," within the meaning of Regulation D under the Act.

             (b) Agent has not offered or placed and will not offer or place the Equity Line Agreement by means of any form of general solicitation or general advertising, including, but not limited to, the following:

                 (1) any advertisement article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

                 (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

             (c) Agent will not solicit or accept the subscription of any person unless immediately before accepting such subscription Agent has reasonable grounds to believe and does believe that (i) such person is an Accredited Investor and (ii) all representations made and information furnished by such person in the Equity Line Agreement and related documents are true and correct in all material respects.

             (d) Agent will not solicit any purchasers of any securities unless the Offering Documents are furnished to such prospective purchaser.


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             (e) Upon notice from the Company  that the Offering  Documents  are required to be amended or supplemented, Agent will immediately cease use of the Offering Documents until Agent has received such amendment or supplement and thereafter will make use of the Offering Documents only as so amended or supplemented, and Agent will deliver a copy of such amendment or supplement to each prospective investor to whom a copy of the Offering Documents had previously been delivered (and who has not returned such copy).

             (f) Agent will use its best efforts to conduct the offering of the Securities in a manner that will allow the availability of the private offering exemption from federal securities regulation provided by Regulation D promulgated under the Securities Act of 1933, as amended.

             (g) Agent will notify the Company in writing promptly when any event shall have occurred during the Offering Period as a result of which any representation or warranty of the Agent herein would not be true.

        13.5 Neither the Agent nor any of its affiliates or controlling persons will take any action that will impair the effectiveness of the transactions contemplated by this Agreement.

        13.6 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

        13.7 Agent understands that the Company is relying upon Agent's representations and warranties in connection with the Offering and the sale of the Equity Line Agreement and the underlying Securities contemplated by this Agreement.

        13.8 Agent's representations and warranties under this Section 13 shall be true and correct as of the Closing, and shall survive the Closing indefinitely.

14.     COMPANY ACKNOWLEDGMENT.

        14.1 Company understands and acknowledges that the Investor, in their sole discretion, may elect to hold the Securities underlying the Equity Line Agreement for various periods of time, as provided in the Offering Documents, and the Company further acknowledges that Agent makes no representations or warranties as to how long the Securities will be held by each Investor or the Investors' trading history or investment strategies.

        14.2 The number of shares of Common Stock, as defined in the Equity Line Agreement, that the Company may be obligated to issue on the Initial Put Closing Date, as defined in the Equity Line Agreement may increase substantially in



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certain circumstances,  including the circumstance in which the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Equity Line Agreement, this Agreement and the Securities being sold thereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company.

        14.3 Company understands that there is no assurance as to how the market and/or market makers will respond to the purchase and sale of the Securities underlying the Equity Line Agreement.

        14.4 Company acknowledges that Agent has not made (either directly or through any agent or representative) any representations, warranties or covenants contrary to sections 14.1 through 14.3 and that Agent has disclosed the risks inherent in the structure of the Offering including, without limitation, risks associated with the activities contemplated in Sections 14.1 through 14.3.

        14.5 Company acknowledges that due to the increase in the possible issuance of shares of the Company's Common Stock during the course of the Equity Line Agreement, an issuance of more than twenty percent (20%) of the outstanding Common Stock of Company could occur.

        14.6 Company acknowledges that this Offering will not be deemed to be integrated with any prior placement of securities by the Company under Rule 502 of the Securities Act of 1933 or other applicable law.

15. NOTICES. Except as otherwise expressly provided in this Agreement:

        15.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

        If to Company:      Attn:   Bruce D. Stuart, CEO
                                    Staruni Corporation
                                    1642 Westwood Boulevard
                                    Los Angeles, California  90024

        With a Copy to:     Attn:

        15.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

        If to the Agent:    Attn:   Gregory Bartko, CEO
                                    Capstone Partners, L.C.
                                    3475 Lenox Road, Suite 400
                                    Atlanta, Georgia 30326


        With a Copy to:     Attn:


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        15.3 Any notice  instructing  the Escrow Agent to  distribute  monies or
Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

16.     MISCELLANEOUS.

        16.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any night under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

        16.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

        16.3 Governing Law, Jurisdiction and Arbitration. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the laws of the State of Georgia. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in Atlanta, Georgia ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Agent to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction.

        16.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.



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        16.5 Confidential  Information.  All confidential  financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

        16.6 Public Announcements. Neither party hereto will issue any public announcement concerning the within transactions without the review and comment of the other party. The Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

        16.7 Finders. Company represents that it is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities in excess of $20,000 to any underwriter, broker, agent, finder or other representative other than Agent. Company agrees to indemnify the Agent with respect to any other claim for a fee in connection with the Offering. Agent agrees to indemnify the Company with respect to any claim for a finder's fee that arises because of Agent's agreement to pay a fee to the person or entity making such claim.
        16.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital Is incorporated into this Agreement by reference and made a part of this Agreement.

17.     ESCROW AGENT FEES.

        The Company hereby agrees to pay the Escrow Agent for the opening and maintenance of the Escrow Account, incidental expenses and all services provided by the Escrow Agent under the Escrow Agreement, of even date herewith, by and between the Company, the Investor and the Escrow Agent. The Company agrees to pay the Escrow Agent reasonable fees, including fees of counsel on behalf of the Investor for the preparation of the Equity Line Agreement and related documents, which fees shall equal two percent (2%) of the total amount of funding provided to the Company by the Investor under the Equity Line Agreement (collectively, "Escrow Fees"). The Company does hereby agree to indemnify and hold the Agent harmless as to the payment of any such Escrow Fees, in accordance with the provisions of Section 8.1 of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly caused this Placement Agent Agreement to be executed as of the day and year first above written.

                                    "THE COMPANY"
                                    STARUNI CORPORATION

                                    By:
                                        -------------------------------
                                        Bruce D. Stuart, CEO


                                    "THE AGENT"
                                    CAPSTONE PARTNERS, L.C.


                                    By:
                                        -------------------------------
                                        Gregory Bartko, CEO

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